SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 29, 2003

                         BrandAid Marketing Corporation
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)

            Delaware                  0-28772                 35-1990559
  ----------------------------      ------------          -------------------
  (State or other jurisdiction      (Commission            (I.R.S. Employer
        of incorporation)           File Number)          Identification No.)

  1715 Stickney Point Rd, Suite A-12 Sarasota, Florida           34231
  ----------------------------------------------------         ----------
        (Address of principal executive offices)               (Zip Code)

                                 (941) 925-8312
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


ITEM 5.   OTHER EVENTS

On June 2, 2003 Form 13D was received by mail by the Securities and Exchange Commission and filed on behalf of the shareholders of 4,369,766 shares which constituted a majority (54.3%) of the shareholders based upon the companies shareholder lists and quarterly report. On June 13, 2003, a copy of the 13D was also filed electronically. The shareholders appointed Mr. Biss to act as their attorney-in-fact to act upon a certain letter of intent which effects a material change in the present board of directors and management of the registrant. The consent and letter of intent (both shown in exhibit 13D attached) appoint new officers and directors for the registrant, and set forth a plan to add businesses and assets for the benefit of the corporation and its shareholders, which will in effect create a change of control.

ITEM 7.   EXHIBITS

The following exhibit is attached and filed electronically herewith:

          Exhibit Number          Name of Exhibit

          2.1                     Schedule 13D as amended

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, Steven Biss as attorney for the shareholders has duly filed this report and its respective exhibits.

                                      /s/ Steven S. Bliss
                                      -----------------------
                                      Steven Biss as attorney for certain
                                      shareholders of Brandaid Marketing
                                      Corporation

Date: June 16, 2003

                                TABLE OF EXHIBITS




         Exhibit Number             Name of Exhibit

         2.1                        Schedule 13D as amended

                                                                     EXHIBIT 2.1


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 13D
                    Under the Securities Exchange Act of 1934
                               (Amendment No. 1)*


                         BRANDAID MARKETING CORPORATION
________________________________________________________________________________
                                (Name of Issuer)


                     COMMON STOCK, $.001 Par Value Per Share
________________________________________________________________________________
                         (Title of Class of Securities)


                                   105258 10 7
________________________________________________________________________________
                                 (CUSIP Number)


                                 STEVEN S. BISS
                                  P.O. Box 592
                            Richmond, Virginia 23219
                                 (804) 643-2090
________________________________________________________________________________
                  (Name, Address and Telephone Number of Person
                Authorized to Receive Notices and Communications)


                                  MAY 23, 2003
________________________________________________________________________________
             (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of ss.ss.240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. [ ]

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See ss.240.13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page. The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 105258 10 7
________________________________________________________________________________
1. Name of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only):

         Steven S. Biss
________________________________________________________________________________
2.       Check the Appropriate Box if a Member of a Group (See Instructions)

         (a)  ..................................................................
         (b)  ..................................................................
________________________________________________________________________________
3.       SEC Use Only ..........................................................

________________________________________________________________________________
4.       Source of Funds (See Instructions):N/A

________________________________________________________________________________
5.       Check if Disclosure of Legal  Proceedings Id Required Pursuant to Items
         2(d) or 2(e)......
________________________________________________________________________________
6.       Citizenship of Place of Organization:      Canada

________________________________________________________________________________

Number of                  7.   Sole Voting Power:                      0
Shares                    ______________________________________________________
Beneficially
Owned By                   8.   Shared Voting Power:            4,369,766
Each                      ______________________________________________________
Reporting
Person With                9.   Sole Dispositive Power:                 0
                          ______________________________________________________

                          10.   Shared Dispositive Power:               0
________________________________________________________________________________
11.      Aggregate Amount Beneficially Owned by Each Reporting Person: 4,369,766

________________________________________________________________________________

12.      Check Box if the Aggregate  Amount in Row (11) Excludes Certain Shares*
         / /

         Based upon the issuer's most recently available information, Mr. Biss does not believe that the aggregate amount in Row (11) excludes any common (voting) stock.
________________________________________________________________________________

13.      Percent of Class Represented By Amount In Row (11):  54.3%

________________________________________________________________________________
14.      Type of Reporting Person:  IN

________________________________________________________________________________
                     *SEE INSTRUCTIONS BEFORE FILLI NG OUT!


Item 1.  Security and Issuer.

         Common Stock, par value $0.001 per share. The issuer is Brandaid Marketing Corporation, 1715 Stickney Point Road, Suite A-12, Sarasota, Florida 34231.


Item 2.   Identity and Background.

         (a)      The name of the person filing this Schedule is Steven S. Biss.

         (b)      The business address of Mr. Biss is:

                  1711 East Main Street, 2nd Floor
                  P.O. Box 592
                  Richmond, Virginia 23219

         (c) Mr. Biss' present principal occupation is as an attorney. Mr. Biss is a sole practitioner.

         (d)      None.

         (e)      None.

         (f)      Canada.


Item 3.  Source and Amount of Funds or Other Consideration.

         Mr. Biss was appointed lawful agent and attorney-in-fact for the holders of 4,369,766 shares of common stock of the issuer (the "Shares") in their name, place and stead to act by proxy, to execute any consent or dissent to corporate action, and to votes the shares at any special meeting of the shareholders of issuer, and to perform all and every act necessary or incidental thereto. Mr. Biss accepted and agreed to the appointments. Mr. Biss has not been paid and is not entitled to any remuneration or compensation for acting as attorney-in-fact for the holders of the Shares. A genuine copy of the Powers of Attorney is attached hereto as Exhibit "A", and are incorporated herein by reference.

Item 4.  Purpose of the Transaction.

         The purpose of the transaction was for Mr. Biss to act on behalf of the holders of outstanding stock of the issuer, having not less than the minimum number of votes that would be necessary to authorize or take action at an annual or special meeting of the stockholders of the issuer at which all shares entitled to vote thereon were present and voted, to act by consent in lieu of a special meeting pursuant to ss. 228 of Title 8 of the Delaware State Code (General Corporation Law).

         (a) On May 29, 2003, Mr. Biss, acting as attorney-in-fact for the holders of the Shares and in the name, place and stead of all holders, executed a consent of stockholders in lieu of meeting (the "Consent"), which was delivered to the issuer by delivery to its principal place of business and to an officer or agent having custody of the book in which proceedings of meetings of stockholders are recorded. The Consent confirms corporate action taken by Mr. Biss effective May 23, 2003. A genuine copy of the Consent is attached as Exhibit "B" and is incorporated herein by reference. The Consent includes a certain Letter of Intent to Enter to Enter Into A Merger and Acquisition Agreement and Undertakings to the Shareholders of Brandaid Marketing Corporation (the "Letter of Intent"), which may result in the acquisition by persons of additional shares of the issuer or the disposition of securities of the issuer.

         (b) The Letter of Intent describes an extraordinary corporate transaction, including a merger, involving the issuer.

         (c)    None.

         (d) The Consent effects a material change in the present board of directors and management of the issuer, including the termination of the existing chairman, Paul Sloan, termination of all other existing directors and all existing corporate officers, and replacement of these persons with a new board of directors and new corporate officers, all as expressly stated in the Consent.

         (e) The Consent and Letter of Intent describe a material change in the capitalization of the issuer, as expressly set forth in the Consent and Letter of Intent.

         (f) The Consent and Letter of Intent describe other material changes in the issuer's business or corporate structure, as expressly set forth in the Consent and Letter of Intent.

         (g) The Consent and Letter of Intent describe change to the issuer's charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of the issuer by any person.

         (h)    None.

         (i)    None.

         (j) The Consent and Letter of Intent expressly describe all action taken by Mr. Biss as attorney-in-fact pursuant to the Powers of Attorney.

Item 5.  Interest in Securities of the Issuer.

         (a) The aggregate number of Shares beneficially owned by Mr. Biss pursuant to Rule 13d-3(a)(1) is 4,369,766, which is 54.3% of all the common stock of the issuer (based on the number of securities outstanding as contained in the issuer's most recently available filing with the Commission).

         (b) As attorney-in-fact for the holders of the Shares, Mr. Biss only holds shared voting power to vote or to direct the vote of the Shares. Mr. Biss' authority to act may be revoked by the holders of the Shares at any time by a writing delivered to Mr. Biss. Mr. Biss has no investment powers to dispose or to direct the disposition of any of the Shares.

         (c)    None.

         (d) According to the issuer's most recently available filing with the Commission, there were 8,045,103 shares of common stock issued and outstanding having a par value of $0.001per share as of March 31, 2003. It is believed that Paul Sloan, former chairman and former secretary of the issuer, holds 726,450 shares of the issuer, which represents approximately 9.0% of the common stock. It is believed that Mr. Sloan would have a right to receive dividends from, or the proceeds from the sale of, such securities. Upon information and belief, other persons, including former officers and directors as disclosed in the issuer's most recently available filings with the Commission, hold approximately 2,948,887+/- shares of common stock (voting), and would have a right to receive dividends from, or the proceeds from the sale of, such securities. It is not possible to ascertain the precise total amount of common stock (voting) from the issuer's most recently available filings.


Item 6. Contracts, Arrangements, Understanding or Relationship With Respect to Securities of the Issuer.

         Other than as stated in Items 4 and 5 above and in this section, Mr. Biss has no contracts, arrangements, understandings, or relationships with respect to any securities of the issuer. Mr. Biss is legal counsel to Cyberian Enterprises Ltd., a Hong Kong corporation ("Cyberian"), who, on May 23, 2003 acquired 23,500,000 shares of restricted common stock of issuer pursuant to a certain subscription agreement dated November 13, 2002, as amended by addendum to subscription agreement dated as of December 13, 2002, as amended by letter agreement between issuer and Cyberian dated May 23, 2003. Mr. Biss holds a limited power of attorney for the managing director of Cyberian, Ida Fiel Jhe. Mr. Biss has no interest, legal or otherwise, in Cyberian and serves only as legal counsel in the United States. A genuine copy of the subscription agreement, as amended, and power of attorney for Ida Fiel Jhe are attached hereto as Exhibits "C" and "D", respectively.

Item 7.  Materials to be Filed As Exhibits.

         (a) A genuine copy of Powers of Attorney appointing Mr. Biss as attorney-in-fact for the holders of the Shares are attached hereto as Exhibit "A". (Previously filed as part of Schedule 14A filed on June 13, 2003)

         (b) A genuine copy of the Consent of the stockholders in lieu of meeting is attached hereto as Exhibit "B". (Previously filed as part of Schedule 14A filed on June 13, 2003)

         (c) A genuine copy of the subscription agreement between issuer and Cyberian, as amended, is attached hereto as Exhibit "C". (Filed herewith)

         (d) A genuine copy of the power of attorney from Ida Fiel Jhe, managing director of Cyberian, is attached hereto as Exhibit "D". (To be filed by amendment)

         After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

 June 13, 2003
 -------------------------------------------------------------------------------
 DATE

 /s/ Steven S. Biss
 -------------------------------------------------------------------------------
 SIGNATURE

 -------------------------------------------------------------------------------
 Steven S. Biss

 The original statement shall be signed by each person on whose behalf the statement is filed or his authorized representative. If the statement is signed on behalf of a person by his authorized representative (other than an executive officer or general partner of the filing person), evidence of the representative's authority to sign on behalf of such person shall be filed with the statement: provided, however, that a power of attorney for this purpose which is already on file with the Commission may be incorporated by reference. The name and any title of each person who signs the statement shall be typed or printed beneath his signature.

 Attention: Intentional misstatements or omissions of fact constitute Federal criminal violations (See 18 U.S.C. 1001)

                                                                       EXHIBIT C




                             SUBSCRIPTION DOCUMENTS



                                PRIVATE PLACEMENT
                           OF 23,500,000 COMMON SHARES






                                    BRANDAID
                              MARKETING CORPORATION












                                November 12, 2002

                       INVESTOR SUITABILITY QUESTIONNAIRE


                              SUITABILITY STANDARDS


         The 23,500,000 common shares in the capital stock of BrandAid Marketing Corporation being sold for $21,000,000 (the "Shares") are being offered pursuant to certain exemptions from the registration of securities afforded issuers of securities under Section 4(2) of the Securities Act of 1933 and Regulation D as promulgated thereunder, and other various securities regulations and statutes of state jurisdictions.

         An Accredited Investor as that term is defined in Rule 501 of Regulation D, shall mean any person who comes within any of the following categories, or any person who the BrandAid Marketing Corporation (the "Corporation") reasonably believes comes within any of the following categories, at the time of the sale of the Shares to that person:

(1) Any bank as defined in section 3(a)(2) of the Securities Act of 1933 or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act of 1933 whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act of 1933; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self directed plan, with investment decisions made solely by persons that are accredited investors;

(2)      Any  private  business   development  company  as  defined  in  section
         202(a)(22) of the Investment Advisers Act of 1940;

(3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5) Any natural person whose individual net worth, or joint net worth with that personss.s spouse, at the time of his purchase exceeds $1,000,000;

(6) Any natural person with an individual income in excess of $200,000 in each of the two most recent years or joint income with that personss.s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D;

(8)      Any entity in which all of the equity owners are accredited investors.

         In addition, each potential purchaser will be required to demonstrate that he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Shares.

                       INVESTOR SUITABILITY QUESTIONNAIRE

                         BRANDAID MARKETING CORPORATION


To the Officers and Board of Directors of BrandAid Marketing Corporation

         The information contained in this questionnaire is being furnished to you for you to determine whether the undersigned (the oSubscribero) will be a qualified investor for Shares in the private placement of BrandAid Marketing Corporation, a Delaware Corporation (the "Company").

         The Shares are being offered without registration under the Securities Act of 1933, as amended (the oActo), or the securities laws of any state, in reliance on the osafe harboro provided by Regulation D under the Act (oReg. Do) that permits the Company to claim the exemption contained in the Act and on similar exemptions under applicable state laws (oState Lawso).

         The Subscriber understands that ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. However, the Subscriber understands and agrees that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Shares are exempt from registration under the Act or the State Laws.

                                  INSTRUCTIONS


         PLEASE ANSWER ALL QUESTIONS AND PRINT OR TYPE YOUR RESPONSE. If the appropriate answer is "none" or "not applicable", so state. Attach additional sheets if necessary to complete your answers to any item. If you have any questions concerning this Questionnaire, please call the Company at (941) 925-8312. This Questionnaire should be returned to:

                       BrandAid Marketing Corporation
                       1715 Stickney Point Road, Suite A-12
                       Sarasota, Florida 34231

INFORMATION TO BE PROVIDED BY SUBSCRIBERS THAT ARE INDIVIDUALS:


1.       Name:__________________________________________________________________

         Date of Birth:_________________________________________________________


2.       Home address:

         _______________________________________________________________________

         _______________________________________________________________________

         Telephone number:______________________________________________________

         Fax number:____________________________________________________________

         Social Security Number:________________________________________________

3.       I am subscribing for __________ Shares for $____________.

4. Indicate any professional licenses or registrations, including bar admissions, accounting certifications, real estate brokerage licenses, and SEC or state broker-dealer registrations held:

         _______________________________________________________________________

         _______________________________________________________________________


5.       I am not an NASD affiliated, associated or related person.

                           Yes _______      No _______

6. I am either a citizen of the United States of America or taxed as a resident of the United States of America for the purposes of federal income tax.

                           Yes _______      No _______

               INFORMATION TO BE PROVIDED BY SUBSCRIBERS THAT ARE
         CORPORATIONS, PARTNERSHIPS, TRUSTS, OR OTHER FORMS OF ENTITIES:


7.       Name:    Cyberian Enterprises Limited
         _______________________________________________________________________

         Date of organization:    June 9, 2000
         _______________________________________________________________________

         Jurisdiction of organization:     Hong Kong
         _______________________________________________________________________

8.       Business address:    Suite 901B, 9/F, Kinwick Centre Central, Hong Kong
         _______________________________________________________________________

         Telephone number:    852-9105-2080
         _______________________________________________________________________

         Fax number:    852-2335-5316
         _______________________________________________________________________

         Taxpayer Identification Number:    n/a
         _______________________________________________________________________

9.       Name of authorized representative:    Aida Fiel Jhe
         _______________________________________________________________________

         Title of authorized representative:    Director
         _______________________________________________________________________


10.      The Subscriber is subscribing for 23,500,000 Shares for $21,000,000.00
                                           ----------             -------------
         USD.
         ----

11.      The Subscriber is not an NASD affiliated, associated or related person.

                          Yes          No   X
                              -----       -----


                               GENERAL INFORMATION


12. The Subscriber is an accredited investor (as defined in Rule 501(a) of Reg. D) because (check each appropriate description):

________ I am a natural person whose individual net worth, or joint net worth with my spouse, exceeds $1,000,000.

________ I am a natural person who had individual income exceeding $200,000 in each of the two most recent years or joint income with my spouse exceeding $300,000 in each of those years and I have a reasonable expectation of reaching the same income level in the current year.

________ I am a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

________ I am an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Shares, with total assets exceeding $5,000,000.

________ I am a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring Shares, with total assets exceeding $5,000,000.

________ I am a trust, not formed for the specific purpose of acquiring Shares, with total assets exceeding $5,000,000 and whose purchase is directed by a "sophisticated person," as defined in Rule 506(b)(2)(ii) of Reg. D.

              (For the purposes of this questionnaire, a "sophisticated person" means any person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.)

________ I am an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and (i) investment decisions for such plan are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is a bank, savings and loan association, insurance company or registered investment advisor or
              (ii) such plan has total assets exceeding $5,000,000 or (iii) if a self directed plan, investment decisions are made solely by accredited investors.
   X
________ I am an entity in which all of the equity owners are accredited investors.

________      I am an accredited investor for the following reasons:

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________


13. Do you have a pre-existing relationship with the Company or any of its officers, directors or controlling persons?

                     Yes            No   X
                         -----         -----

(For purposes hereof, pre-existing relationship means any relationship consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent investor to be aware of the character, business acumen, and general business and financial circumstances of the person with whom such relationship exists.)

14. Do you have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?


                     Yes   X        No
                         -----         -----


15. Do you understand the nature of an investment in the Company and the risks associated with such an investment?

                     Yes   X        No
                         -----         -----

16. Do you understand that there is no guarantee of any financial return on this investment and that you run the risk of losing your entire investment?

                     Yes   X        No
                         -----         -----

17.      Do you understand that this investment provides limited liquidity?

                     Yes   X        No
                         -----         -----

18. Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this investment provides limited liquidity?

                     Yes   X        No
                         -----         -----

19. Do you intend to purchase the Shares solely for your own account, for investment and not with the intent to resell them?

                     Yes   X        No
                         -----         -----

20. You have the right, will be afforded an opportunity and are encouraged to investigate the Company and review records and documents pertaining to the Company and its business and to ask questions of a qualified representative of the Company regarding this investment and the operations and methods of doing business of the Company. Have you or your purchaser representative or your financial or tax advisor, if any, been denied the opportunity to conduct any such investigation, obtain such documents or ask questions of a qualified representative of the Company regarding this investment and the operations and methods of doing business of the Company?

                     Yes            No   X
                         -----         -----

         If  so,  have  you  completed  your   investigation   and/or   received
satisfactory answers to your questions?

                     Yes            No
                         -----         -----

21. Does the value of your investment in the Shares exceed 10% of the total value of your assets or net worth?


                     Yes            No   X
                         -----         -----



                                   SIGNATURES

         IN  WITNESS   WHEREOF,   the  Subscriber  has  executed  this  Investor
Suitability Questionnaire on the date set forth below.

               Number of Shares Subscribed for:   23,500,000
                                               -----------------------

               Total Purchase Price for Shares:  $21,500,000.00 USD
                                               -----------------------

Title to the Shares will be held as follows (check one):

                  X        Sole Ownership
               _______
               _______     Husband and wife, as community property*
               _______     Married person, as separate property*
               _______     Joint tenant, with right of survivorship*
               _______     Tenants in common*

*Both persons must sign this Questionnaire and the Subscription Agreement.

                              INDIVIDUAL INVESTORS


 ----------------------------                ----------------------------
 Signature of Subscriber                     Signature of spouse or Co-Owner,
                                             if applicable



 ----------------------------                ----------------------------
 Printed Name of Subscriber                  Printed Name of spouse or Co-
                                             Owner, if applicable



 ----------------------------                ----------------------------
 Date                                        Date


                                ENTITY INVESTORS



                                      Cyberian Enterprises Limited
                                      ----------------------------
                                      Printed name of person or entity

                                      By:
                                         --------------------------------------
                                         Signature of authorized representative


                                      Printed Name of Authorized
                                      Representative:   Aida Fiel Jhe
                                                     --------------------------

                                      Title of Authorized
                                      Representative:   Director
                                                     --------------------------

                                      Date:             11/13/02
                                           ------------------------------------

                                  SUBSCRIPTION
                                    AGREEMENT



                         BRANDAID MARKETING CORPORATION




BrandAid Marketing Corporation
1715 Stickney Point Road, Suite A-12
Sarasota, FL 34231

Gentlemen:

         The undersigned (the oSubscribero) request the opportunity to subscribe for the number of Shares (oShareso) of BrandAid Marketing Corporation, a Delaware Corporation (the "Company"), set forth on the signature page hereto.

         The Subscriber hereby acknowledges that the Subscribers has had full and complete access to all information regarding the Company and has had the opportunity to review documents provided by the Company regarding the proposed purchase of Shares. The Subscriber also has had the opportunity to ask questions of the officers and directors of the Company and to receive information satisfactory to the Subscriber in response to such questions and inquiries.

         1. Subscription. The Subscriber hereby irrevocably tenders this subscription (the oSubscriptiono) for the Shares and a payment in the amount set forth on the signature page hereto along with an Investor Suitability Questionnaire (herein so called) in the form provided to the Subscriber by the Company along with such other documents as may be reasonably requested by the Company.

         It is understood and agreed that the Company shall have the right, in its sole and absolute discretion, to accept or reject this Subscription, in whole or in part, and that this Subscription shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by an officer of the Company. In the event this subscription is not accepted by the Company, the Subscriberss.s funds promptly will be returned to the Subscriber without interest. The Subscriber understands that this Subscription constitutes an absolute obligation.

         2. Representations and Warranties of the Subscriber. The Subscriber understands that the Shares will be offered and sold in reliance upon certain exemptions from the securities registration provisions of the Securities Act of 1933, as amended (the o1933
                Acto). As a condition to purchasing the Shares, and for the purposes of the above-mentioned exemptions and/or qualifications to the extent applicable, and knowing that the Company will rely upon the statement made herein for such exemptions, and in determining the suitability of the investment for the Subscriber, the Subscriber hereby represents and warrants to the Company as follows:

         (1) The offering of the Shares was made only through direct, personal contact between the undersigned and an authorized representative of the Company;

         (2) The Subscriber understands that the Company will rely on the accuracy and completeness of the information set forth herein and in the Investor Suitability Questionnaire in complying with its obligations under applicable state and federal securities statutes and regulations;

         (3) The Subscriber has been advised that the Shares have not been registered with the Securities and Exchange Commission under the 1933 Act or with any state securities regulatory agency and understands that the Shares are being offered in reliance upon certain exemptions from registration under applicable sate and federal securities statutes;

         (4) The Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company and the suitability of the Shares subscribed for as an investment, and has had the opportunity to consult with an attorney, an accountant, and/or a personal advisor with respect to the investment in the Shares;

         (5) The Shares for which the Subscriber hereby subscribes will be acquired for the Subscriberss.s own account for investment and not with the view toward resale or redistribution; also, the Subscriber is not buying its Shares as a nominee for any other person, and the Subscriber does not presently have any reason to anticipate any change in circumstances or other particular occasion or event which would cause the Subscriber to sell the Shares subscribed for:

         (6) The Subscriber warrants that no representations or warranties have been made to him by the Company as to the tax consequences of this investment, or as to any profits, losses, cash flow, projected return, or investment outcome which may be received or sustained as a result of this investment;

         (7) The Subscriber acknowledges that any financial projections prepared by the Company and any other forward looking information are based upon the Company managementss.s beliefs as of the date hereof, that they are subject to certain risks, uncertainties, and assumptions that actual results could deviate materially from those projected, and that the Company does not undertake any duty to update such information;

         (8) The Subscriber is able to bear the economic risk of the investment in the Shares subscribed for and has sufficient net worth to sustain a loss of the Subscriberss.s entire investment in the Company without material economic hardship if such a loss should occur;

         (9) The Subscriber acknowledges that the Company has made available to the Subscriber or other personal advisors the opportunity to obtain additional information to verify the accuracy of the information provided by the Company and to evaluate the risks and merits of this investment;

         (10) The Subscriber acknowledges that all information made available to the Subscriber or the Subscriberss.s personal advisors in connection with an investment in the Shares is and shall remain confidential in all respects and may not be reproduced, distributed, or used for any other purpose without the consent of the Company;

         (11) The Subscriber has had an opportunity to ask questions of and receive satisfactory answers from the Company or any person or persons acting on the Companyss.s behalf, concerning the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the Subscriber;

         (12) The Subscriber, if an individual, represents that he/she/it is a bona fide resident and domiciliary, not a transient or temporary resident, of the state/country set forth on the signature page hereto. If the Subscriber is a corporation, trust, or other entity, it represents that it was incorporated or organized under the laws of the state(s)/country shown on the signature page hereof; and if the Subscriber is a partnership, it represents that all of its general partners are bona fide residents and domiciliaries, not transients or temporary residents, of the state(s)/country shown on the signature page hereof; and if the undersigned is a corporation, trust, partnership, or other entity, it represents that it was not organized for the specific purpose of acquiring the Shares;

         (13) The Subscriber acknowledges and agrees that the Subscriber is not entitled to cancel, terminate, or revoke this Subscription or any agreements the Subscriber delivers hereunder;

         (14) The funds to be tendered for the purchase of the Shares subscribed for will not represent funds borrowed by the Subscriber from any person or lending institution except to the extent that the Subscribers has a source of repaying such funds other than from the sale of the Shares. The Shares will not have been, and will not be, pledged or otherwise hypothecated for any such borrowing;

         (15) The Subscriber and the persons executing on behalf of the Subscriber have all requisite power and authority to enter into this Subscription Agreement and to perform all of the obligations required to be performed by the Subscriber as a purchaser of the Shares;

         (16) An investment in the Company involves certain risks, and the Subscriber has taken full cognizance of and understands all of the risks related to the purchase of the Shares;

         (17)   The  Subscriber,  if  an  individual,  represents  that  either:
                his/her individual net worth or joint net worth with his/her spouse, if any, exceeds $1,000,000 or he/she had an individual income in excess of $200,000 in each of the two most recent years or joint income with his/her spouse, if any, in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         (18) The Subscriber, if other than an individual, represents that it meets the definition of an oaccredited investor" as such term is defined in Rule 501 of Regulation D, promulgated under the 1933 Act; and

         (19) All information supplied by the Subscriber in the Investor Suitability Questionnaire is true and correct as of the date hereof, and if the Subscriber discovers on any subsequent date that such information was not true and correct when submitted to the Company, the Subscriber will immediately notify the Company of such inaccuracy.

         3. Representations and Warranties of the Company. In connection with this Subscription Agreement, the Company represents and warrants as follows:

         (1) The Company is a Delaware corporation, duly organized, licensed and in good standing under the laws of the State of Delaware.

         (2) The Company is currently registered with the Securities and Exchange Commission ("SEC") and is in good standing. The Company and its officers and directors are not defendants or respondents in any action or proceeding which could result in a judgment, award or decision that could materially affect the value of the Company and/or the Shares. The Company and its officers and directors are not the subject of any action or proceeding by the United States, the SEC, National Association of Securities Dealers, Inc. ("NASD"), New York Stock Exchange ("NYSE"),
                American Stock Exchange ("AMEX"), or any state or local government, or any department or agency of any of the above.

         (3) When issued, the Shares will be fully paid and non-assessable to the holder thereof, and will not be subject to any lien, pledge or other encumbrance of any kind.

         (4) The Company and the persons executing on behalf of the Company have all requisite power and authority to enter into this Subscription Agreement and to perform all of the obligations required to be performed by the Subscriber as a seller of the Shares.

         (5) All information supplied by the Company to the Subscriber and contained in the Company's public records and filings is true and correct as of the date hereof, and the Company acknowledges that the Subscriber has relied upon the accuracy of such information in deciding to enter into this Subscription Agreement and purchase the Shares. As of the date hereof, the Company knows of no fact or event that would materially affect the value of the Company and/or the Shares.

         4. Indemnification and Release. The Subscriber acknowledges the meaning and legal consequences of the representations, warranties, and covenants made herein and that the Company and/or its agents have relied upon such representations, warranties and covenants in determining the Subscriber's qualification and suitability to purchase the Shares. The Subscriber hereby agrees to indemnify, defend, and hold harmless the Company and its officers, directors, employees, agents, representatives, and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneyss.s fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from (a) the untruth of any representation herein (or in the Investor Suitability Questionnaire) or the breach of any Subscriber warranty or covenant herein (or in the Investor Suitability Questionnaire), and (b) violation by the Company and its officers, directors, employees, agents, representatives and controlling persons of any federal securities act or state securities act by reason of a breach of any warranty, representation, covenant, or agreement made by the Subscriber in connection with the purchase of the Shares.

         5.     Survival.   All  representations,   warranties,   and  covenants
                contained in this Subscription Agreement and the indemnification recited above, shall survive:

         (1)    the acceptance of the Subscription Agreement by the Company;

         (2) changes in the transaction, documents, and instruments described herein which are not material or which are to the benefit of the Subscriber; and

         (3) the death, disability, termination, or dissolution of the parties or any partner thereof.

The obligation of the Company to sell the Shares specified herein to the Subscriber is subject to the condition that the representations and warranties of the Subscriber contained herein and in the Investor Suitability Questionnaire shall be true and correct on and as of the acceptance of this Subscription Agreement in all respects with the same effect as though such representations and warranties have been made on and as of that date.

         6. Limitation on Transfer of Interests. The Subscriber acknowledges that the Subscriber is aware that there are substantial restrictions on the transferability of the Shares. Since the Shares will not be registered under the 1933 Act or any applicable state securities laws, the Shares may not be, and the Subscriber agrees that it shall not be sold unless the Subscriber complies with the terms of applicable state and applicable federal securities law. The Subscriber also acknowledges that the Subscriber shall be responsible for compliance with all conditions on transfer imposed by any blue sky or securities law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer.

         7. Closing. The closing of the sale of the Shares shall take place within thirty (30) days of the date of acceptance of this Subscription Agreement by the Company. At closing, the Subscriber or assigns shall tender to the Company and/or the Corporate Services Group, Peter Markus, Esquire, by bank draft or wire transfer, the total amount of $21,000,000.00 (the "Purchase Amount"). Upon receipt of the Purchase Amount, the Company shall deliver to the Subscriber or assigns original stock certificates evidencing ownership of 23,500,000 Shares of the Company. As reasonably close to closing as is possible, the Subscriber shall notify the Company of the identity of the nominal purchaser of the Shares, if different than Subscriber, and the number of shares per certificate and similar particulars. The parties agree to make, execute and deliver, or will cause to be made, executed or delivered, any and all such instruments and other documents as may be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve the obligations under this Subscription Agreement.

         8.     Miscellaneous.

         (1) The Company specifically agrees that for the purpose of continuity; the founding president of BrandAid Marketing Corporation, Paul Sloan, will report to the Subscriber on any matter that shall be put to a vote of the Board of directors to which Mr. Sloan does not agree, prior to such matter being put to such a vote; Paul Sloan shall remain as the sole signatory on the accounts of the Company; Paul Sloan will remain as Chairman of the Board of Directors, and full time Secretary of the Company pursuant to the present terms, conditions, and recompense under which he is currently employed for a minimum period of 3 years from the date upon which this subscription agreement is signed. The Company also agrees that the salary due to Mr. Sloan for the said three years will be paid to Mr. Sloan under and in accordance with his current employment arrangement and applicable law, or until such time as Mr. Sloan resigns from his positions within the Company.

         (2) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, if to the Subscriber, at the address set forth below, and if to the Company to BrandAid Marketing Corporation at 1715 Stickney Point Road, Suite A-12, Sarasota, FL 34231. Any notice or other written communication to Subscriber shall be simultaneously faxed to Steven S. Biss, Esquire, at 202-318-4098.

         (3) This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Florida.

         (4) This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

         (5) This Subscription Agreement and the representations and warranties contained herein shall be binding upon the parties, and their heirs, executors, legal representatives, administrators, successors, and assigns.

         (6) The recitals are incorporated in and made a part of this Subscription. Titles of articles, paragraphs, and subparagraphs are used for convenience only and are not a part of the text.

All terms used in any one number or gender shall be construed to include any other number or gender as the context may require.

         (6) THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT IN RELIANCE UPON EXEMPTION PROVISIONS CONTAINED THEREIN. SECTION 517.061(11)(a)(5) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT (THE oFLORIDA ACTo) PROVIDES THAT ANY PURCHASER OF SECURITIES IN FLORIDA WHICH ARE EXEMPTED FROM REGISTRATION UNDER SECTION 517.061(11) OF THE ACT MAY WITHDRAW HIS SUBSCRIPTION AGREEMENT AND RECEIVE A FULL REFUND OF ALL MONIES PAID, WITHIN THREE BUSINESS DAYS AFTER HE TENDERS
                CONSIDERATION FOR SUCH SECURITIES. THEREFORE, ANY FLORIDA RESIDENT WHO PURCHASES SECURITIES IS ENTITLED TO EXERCISE THE FOREGOING STATUTORY RESCISSION RIGHT WITHIN THREE BUSINESS DAYS AFTER TENDERING CONSIDERATION TO THE GENERAL PARTNER AT THE ADDRESS OR TELEPHONE NUMBER PRINTED ON THE COVER PAGE OF THE MEMORANDUM. ANY TELEGRAM OR LETTER SHOULD BE SENT OR POSTMARKED PRIOR TO THE END OF THE THIRD BUSINESS DAY. A LETTER SHOULD BE MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE ITS RECEIPT AND TO EVIDENCE THE TIME OF MAILING. ANY ORAL REQUESTS SHOULD BE CONFIRMED IN WRITING.

         (7) THE UNDERSIGNED UNDERSTANDS THAT THE OFFERING OF THESE SECURITIES HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK BECAUSE OF THE OFFEROR'S REPRESENTATIONS THAT THIS IS INTENDED TO BE A NON-PUBLIC OFFERING PURSUANT TO SEC REGULATION D, AND THAT IF ALL THE CONDITIONS AND LIMITATIONS OF REGULATION D ARE NOT COMPLIED WITH, THE OFFERING WILL BE RESUBMITTED TO THE ATTORNEY GENERAL FOR AMENDED EXEMPTION. THE UNDERSIGNED FURTHER UNDERSTANDS THAT ANY OFFERING LITERATURE USED IN CONNECTION WITH THIS OFFERING HAS BEEN PRE-FILED WITH THE ATTORNEY GENERAL AND HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL. THE SECURITIES ARE BEING PURCHASED FOR THE
                UNDERSIGNED'S OWN ACCOUNT FOR INVESTMENT, AND NOT FOR DISTRIBUTION OR RESALE TO OTHERS. THE UNDERSIGNED AGREES THAT THE UNDERSIGNED WILL NOT SELL OR OTHERWISE TRANSFER THESE SECURITIES UNLESS THEY ARE REGISTERED UNDER THE FEDERAL
                SECURITIES ACT OF 1933 OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE UNDERSIGNED REPRESENTS THAT THE UNDERSIGNED HAS ADEQUATE MEANS OF PROVIDING FOR HIS CURRENT NEEDS AND POSSIBLE PERSONAL CONTINGENCIES AND THAT THE UNDERSIGNED HAS NO NEED FOR LIQUIDITY OF THIS INVESTMENT.

         THE UNDERSIGNED FURTHER UNDERSTANDS THAT ALL DOCUMENTS, RECORDS AND BOOKS PERTAINING TO THE INVESTMENT HAVE BEEN MADE AVAILABLE FOR INSPECTION BY HIS ATTORNEY, HIS ACCOUNTANT AND/OR HIS OFFEREE REPRESENTATIVE AND HIMSELF, AND THAT THE BOOKS AND RECORDS OF THE ISSUER WILL BE AVAILABLE UPON REASONABLE NOTICE, FOR INSPECTION BY INVESTORS AT REASONABLE HOURS AT ITS PRINCIPAL PLACE OF BUSINESS.

         9. Facsimile Signatures. This Subscription Agreement may be signed in counterparts, each of which shall be an original. Facsimile copies of signatures shall be as binding as originals.

         IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement on the date set forth below.

                  Number of Shares Subscribed for:   23,500,000
                                                  -----------------------

                  Total Purchase Price for Shares:  $21,000,000.00 USD
                                                  -----------------------

Title to the Shares will be held as follows (check one):

                     X     Sole Ownership
                  _______
                  _______  Husband and wife, as community property
                  _______  Married person, as separate property
                  _______  Joint tenant, with right of survivorship
                  _______  Tenants in common

                              INDIVIDUAL INVESTORS



----------------------------                ----------------------------
Signature of Subscriber                     Signature of spouse or Co-Owner,
                                            if applicable

----------------------------                ----------------------------
Printed Name of Subscriber                  Printed Name of spouse or Co-
                                            Owner, if applicable

----------------------------                ----------------------------
Date                                        Date



                                ENTITY INVESTORS


                                       Cyberian Enterprises Limited
                                       ---------------------------------------
                                       Printed name of person or entity

                                       By:
                                          --------------------------------------
                                          Signature of authorized representative

                                       Printed Name of Authorized
                                       Representative:   Aida Fiel Jhe
                                                      --------------------------

                                       Title of Authorized
                                       Representative:   Director
                                                      --------------------------

                                       Date:    11/13/02
                                            ------------------------------------

ACCEPTANCE:

BrandAid Marketing Corporation


By:
   -----------------------------------

   Its:
       -------------------------------

Date:
     ---------------------------------

                                                                   EXHIBIT C (1)


                       ADDENDUM TO SUBSCRIPTION AGREEMENT
                       ----------------------------------

         THIS ADDENDUM TO SUBSCRIPTION AGREEMENT (this "Addendum") is made as of December 13, 2002, by and between BrandAid Marketing Corporation, whose address is 1715 Stickney Point Road, Suite A-12, Sarasota, Florida 34231 (hereinafter referred to as "Company" or "Brandaid"), and Cyberian Enterprises, Ltd., a Hong Kong Corporation, whose address is Suite 901B, 9/F, Kinwick Centre, Central Hong Kong (the parties are collectively referred to as the "Parties"), provides as follows:

                                    Recitals

         WHEREAS, On November 13, 2002, Brandaid and Cyberian entered into a certain subscription agreement, pursuant to which Cyberian subscribed to purchase 23,500,000 shares of Brandaid for the total amount of $21,000,000 (the "Subscription Agreement");

         WHEREAS, The Subscription Agreement provided that closing would occur on or about December 13, 2002;

         WHEREAS, Brandaid has agreed to the request by Cyberian to amend the Subscription Agreement to extend the closing date and to increase the number of shares being purchased by Cyberian;

         NOW, THEREFORE, in consideration of the mutual terms and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:


                                   AGREEMENTS

         1. Incorporation of Subscription Agreement. The Subscription Agreement is a valid and binding contract and its terms and conditions are incorporated herein by this reference. This Addendum is solely intended to modify the Subscription Agreement to extend the closing date and to increase the number of shares being purchased by Cyberian under and in accordance with the Subscription Agreement. The terms and conditions of the Subscription Agreement shall remain in full force and effect, except as expressly modified by this Addendum.

         2. Number of Shares. The total number of shares subscribed to and being purchased by Cyberian is hereby increased from 23,500,000 to 27,000,000 (the "Shares").

         3. Purchase Price. Cyberian shall pay Brandaid a total of $24,030,000 for the Shares (the "Purchase Amount"). The Purchase Amount shall be paid in thirty-six (36) monthly installments beginning on May 23, 2003 as follows: (a) during the first three (3) months of the funding, Cyberian shall pay Brandaid the amount of $250,000 per month; (b) during the fourth, fifth and sixth months of the funding, Cyberian shall pay Brandaid the amount of $325,000 per month; (c) during the seventh, eighth and ninth months of the funding, Cyberian shall pay Brandaid the amount of $450,000 per month; (d) during the tenth, eleventh and twelfth months of the funding, Cyberian shall pay Brandaid the amount of $600,000 per month. Beginning on the thirteenth month of the funding and continuing thereafter until the total Purchase Amount is paid, Cyberian shall pay Brandaid the amount of $800,000 per month.

         4. Stock Certificates. The Shares shall be issued to Cyberian under and in accordance with Regulation S, promulgated by the Securities Exchange Commission ("SEC"). Certificates representing 27,000,000 shares of Brandaid shall be delivered to counsel for Cyberian and shall be held in escrow until paid for. Each certificate shall bear the legend required by Regulation S. Counsel currently has 23,500,000 shares, and the remainder shall be issued upon the sale of at least 20,000,000 shares, upon demand from Cyberian.

         5. Further Assurances. The Parties shall make, execute and deliver, or will cause to be made, executed or delivered, any document or instrument necessary or appropriate in order to effectuate, complete, perfect, continue, or preserve the agreements and matters referred to in this Addendum.

         6. Confidentiality. The Parties agree that they and their agents, representatives and employees shall keep all of the terms and conditions of this Addendum strictly confidential, and shall not disclose them to any other person or entity not a Party hereto, except their attorneys or as required by law.

         7.     Miscellaneous.

                A. The terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, subsidiaries, affiliates, successors and assigns.

                B. This Addendum embodies the entire agreement and understanding between the Parties with respect to the subject matter hereof, and supersedes all prior representations, promises, agreements and understandings, written or verbal, express or implied, between such Parties relating to the subject matter hereof. Each Party to this Addendum acknowledges and agrees that in executing this Addendum he, she or it has relied upon no representation, statement, promise or inducement of any kind whatsoever, except those expressly stated in this Addendum.

                C. No alteration of or modification of this Addendum shall be effective unless given in writing and signed by the Party or Parties sought to be charged or bound by such alteration.

                D. This Addendum may be signed in counterparts, each of which shall be an original. Facsimile copies of signatures shall be as binding as originals.

         It is agreed that the terms and conditions of this Addendum to Subscription Agreement are satisfactory to all Parties and they have caused this Addendum to be duly executed, as of the day and year first above written.



                             Signature On Next Page

BRANDAID MARKETING CORPORATION              CYBERIAN ENTERPRISES, LTD.



By:                                         By:
   ---------------------------                 -----------------------
   Paul A. Sloan                               Aida Fiel Jhe

   Its:                                        Its:
       -----------------------                     -------------------
              Chairman                                   Director

                                                                   EXHIBIT C (2)

                          CYBERIAN ENTERPRISES LIMITED



23 May 2003

Mr. William Needham, President
Brandaid Marketing Corporation
C/O Stephen Hill, Esq.
140 Old Country Road
Mineola, New York  11501


Re: 11/12/02 Subscription Agreement & 12/13/02 Addendum of Cyberian Enterprises Ltd. & Brandaid Marketing Corporation


Dear Mr. Needham,

In accordance with the above referenced agreement and your acknowledgement that Brandaid would accept payment in cash, bank instruments and/or real estate, we hereby submit as payment of our shares, the shares, property rights, title and interest of Ellka Development Ltd.

Attached hereto is a copy of our:
        1)   Agreement with Brandaid Marketing
        2)   Addendum to Agreement
        3)   Assignment of the shares of Ellka to Cyberian
        4)   Ellka appraisal
        5)   Ellka deed

 As agreed, this asset will have to be audited under the requirements of GAAP. In the event that this asset does not meet GAAP requirements, then Cyberian will have seven days to replace it with an asset that does meet GAAP audit or the Brandaid shares will be rescinded.

 Yours truly,                                   Accepted by:

 For and on behalf of
 Cyberian Enterprises Limited

 /S/ Aida Fiel Jhe                             /S/ William Needham
 -----------------------------                 ----------------------------
 Aida Fiel Jhe                                 William Needham, President
 Managing Director                             Brandaid Marketing Corporation


                                               Date:
                                                    -----------------------

                                                                       EXHIBIT D



                                POWER OF ATTORNEY


         I, AIDA FIEL JHE, of Hong Kong, make,  constitute and appoint STEVEN S.

BISS as my true  and  lawful  attorney-in-fact  (hereinafter  referred  to as my

"Agent") for me and in my name,  place and stead.  My Agent is authorized to do,

execute and perform  any,  all and every act,  matter and thing in law or in the sole  judgment of my Agent  necessary  or desirable to be done in relation to my position  as  managing  director  of  Cyberian  Enterprises  Ltd,  a  Hong  Kong corporation  ("Cyberian"),  as fully and amply,  and with the same effect,  as I myself might or could do if acting  personally.  Without limiting the generality of the foregoing in any way, my Agent is fully authorized and empowered:

         1.     To pay,  collect,  demand,  settle,  compound,  compromise,  and discharge any and all demands,  judgments,  dividends,  interest,  rents, debts,

obligations and other sums  whatsoever,  now or hereafter due to or by Cyberian,

and to give and receive receipts and releases therefore in Cyberian's name;

         2.     To accept on behalf of  Cyberian  any  service of legal  process issued  in any suit,  action  or  proceeding  in which  Cyberian  may be named a defendant or respondent and to defend Cyberian's interest in any such suit which my Agent may deem beneficial to Cyberian's interest;

         3.     To institute  and conduct any and all suits or actions at law or in  equity  on  Cyberian's  behalf,  deemed  by my  Agent  to be  beneficial  to

Cyberian's interests;

         4.     To sign any documents,  paper,  record,  bond,  deed,  mortgage,

contract or other instrument;

         5.     To invest and reinvest in securities, notes, bonds, obligations,

debentures,  shares of stock,  common and preferred,  mutual funds, common trust funds, investment trusts, and any other property real or personal, and to change real property to personal property and vice versa;

         6.     To borrow money, to execute and endorse  promissory notes and to renew the same from time to time, and to assign, pledge,  mortgage,  hypothecate and deliver any property of mine as security for borrowed money;

         7.     To draw upon any bank, corporation, partnership, association, or individual  for any sum or sums of money that may be to  Cyberian's  credit,  or which  Cyberian  may be entitled to receive,  and to endorse any checks or other instruments payable to Cyberian,  including,  but not limited to, those drawn on or executed by any federal, state, local or foreign government;

         8.     To  execute  and  file any tax  returns  or  forms  required  of

Cyberian by the United States, any state, any foreign  government,  the District of Columbia, or any political subdivision of the foregoing,  to make compromises on taxes  owed,  to waive the statute of  limitations  for the filing of any tax returns,  to amend  any tax  returns,  to  consent  to the  filing  of joint tax returns, and to make other allowable tax elections;

         9.     To vote in person or by proxy  upon all  stocks,  bonds,  mutual funds and other  securities  standing  in  Cyberian's  name,  to  consent to the consolidation,  reorganization  or merger of any corporation in whose securities

Cyberian may have any interest, to pay all assessments,  subscriptions, or other sums  of  money  deemed  expedient  for my  protection  as  holder  of any  such securities,  to  exercise  any  option  contained  in any  such  securities  for conversion  thereof into other securities or rights and to take advantage of any rights to subscribe for additional  securities  and to make  necessary  payments therefore,  and to execute  any and all  necessary  instruments  relating to the same;

         10.    To call, hold, attend and vote on Cyberian's behalf as a member,

manager, officer,  directors, or shareholder of any corporation,  partnership or other  entity,  at any meeting,  regular or special,  of any board of directors,

members or shareholders;

         11.    To sell, transfer,  convey, assign, exchange,  mortgage,  lease,

option,  or  otherwise  dispose  of any part or all of  Cyberian's  property  or estate, both real and personal,  wherever situated in the World, and to make all necessary  deeds,  assignments,  transfers,  and  conveyances  thereof  with all necessary powers, covenants, warranties,  representations and assurances, and to sign, seal, and acknowledge and deliver the same;

         12.    To register and take title to any of  Cyberian's  securities  or other  property  in the name of any nominee  selected  by my Agent,  and to open accounts of any kind or nature whatsoever in my name or in the name of my Agent;

         13.    To  employ  such  advisors,  accountants,  brokers,  custodians,

experts and  counsel,  investment  or legal,  as my Agent shall deem  advisable,

including my Agent or any firm with which my Agent is  associated,  to rely upon the information,  advice and services  furnished by such advisors,  accountants,

brokers, custodians,  experts or counsel, and to pay reasonable compensation and expenses therefore  (irrespective  whether my Agent is associated with such firm as partner,  shareholder,  officer, director,  employee,  advisor, consultant or otherwise);

         14.    To conduct, reinstate or continue any business in which Cyberian may be engaged,  including  the  authority to  incorporate  or organize any such business or any new business;

         I intend hereby that my Agent shall have the same powers over

Cyberian's affairs as I myself might personally exercise as managing director,

and I hereby ratify all lawful acts done by my Agent by virtue of this Power of

Attorney.

         My Agent shall be entitled to reimbursement of expenses.

         This  Power  of  Attorney  shall  not  terminate  in  the  event  of my disability.

         This  instrument is executed in more than one  counterpart,  any one of which shall, for all purposes, constitute and be deemed any original.


         WITNESS my hand and seal this 2nd day of May, 2003.


                                       _____________________________(SEAL)
                                       AIDA FIEL JHE

         AIDA FIEL JHE signed and  acknowledged  the foregoing power of attorney in our presence this__________________ day of May, 2003.


 /s/ Wenifreda Mendiola
 WENIFREDA MENDIOLA
 _______________________________                ________________________________
 Witness                                        Witness


ACKNOWLEDGMENT:

         I, the undersigned, a Notary Public or other officer authorized to administer oaths, do hereby certify that AIDA FIEL JHE, whose name is signed to the writing above dated _________ May, 2003, has acknowledged the same before me in the jurisdiction aforesaid.

         Given under my hand and seal this 2nd day of May, 2003.


Atty. Rommel A. Gecolea
_________________________________
Notary Public

                             December 31,2004
My Commission Expires: __________________________________